UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2011

POWER SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52213	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Wheat Lane, Wood Dale, IL		60191
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 350-9400

Copies to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661

Tel.: (312) 902-5200

Fax: (312) 902-1061

Attn: Mark D. Wood, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 5, 2011, Power Solutions International, Inc. (f/k/a Format, Inc.) (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (such Form 8-K, as amended, the “Other Form 8-K”) to report certain events described in detail therein, including, among other things, (1) the completion of a reverse recapitalization transaction on April 29, 2011 involving the Company and The W Group, Inc. (“The W Group”), as a result of which the Company has succeeded to the business of The W Group, and (2) the Company’s consummation of a private placement of shares of its Series A Convertible Preferred Stock and warrants to purchase shares of the Company’s common stock, from which the Company received $18.0 million in gross offering proceeds, before payment of commissions, fees and expenses.

This Current Report on Form 8-K supplements the information set forth in the Other Form 8-K by including additional disclosure pursuant to Item 5.03 of Form 8-K regarding provisions included in the Company’s Amended and Restated Bylaws (the “Amended Bylaws”), which became effective on April 29, 2011 upon the consummation of the reverse recapitalization transaction, in comparison to the Company’s bylaws previously in effect (the “Previous Bylaws”). This Current Report on Form 8-K should be read in conjunction with the Other Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of April 29, 2011, the Board of Directors of the Company (the “Board”) adopted the Amended Bylaws to amend and restate the Previous Bylaws as follows:

Shareholder Meetings

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Section 2.3 of the Amended Bylaws provides that special meetings of the Company’s shareholders may be called by shareholders owning at least 50% of the Company’s capital stock issued and outstanding and entitled to vote, whereas the Previous Bylaws permitted the calling of a special meeting by shareholders owning only 10% of the Company’s capital stock issued and outstanding and entitled to vote;

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Section 2.6 of the Amended Bylaws provides that the record date for a shareholder meeting shall not be more than 60 days before the actual date of the meeting, whereas the Previous Bylaws provided that the record date shall not be more than 70 days prior to the meeting;

•

Section 2.7 of the Amended Bylaws provides that a list of shareholders entitled to vote at a meeting of the Company’s shareholders shall be made available at the offices of the Company at least 10 days before such meeting, whereas the Previous Bylaws required that such a list be made available no later than two business days after notice of the meeting is given;

•

Section 2.9 of the Amended Bylaws provides that no proxy shall be voted after three years from its date unless the proxy expressly provides for a longer period, whereas the Previous Bylaws provided that no proxy shall be voted after 11 months from its date unless the proxy expressly provides for a longer period;

•

Section 5.1 of the Amended Bylaws provides that a waiver of notice in writing or by electronic transmission, signed by the person or persons entitled to such notice, shall be deemed equivalent to the giving of notice to such person or persons, whereas the Previous Bylaws only allowed for written waivers of notice;

Board of Directors and Committees

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Section 3.2 of the Amended Bylaws provides that the number and tenure of directors of the Company shall be determined as set forth in the Company’s Articles of Incorporation (which provide that the Board shall consist of not less than one and no more than 15 directors), whereas the Previous Bylaws provided explicitly that the Board shall consist of not less than one and no more than 15 directors;

•

Section 3.3 of the Amended Bylaws provides that directors may only be removed in the manner provided in the Company’s Articles of Incorporation (which provide that any director may be removed at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors cast at a meeting of the Company’s shareholders called for that purpose);

entitled to vote generally in the election of directors cast at a meeting of the Company’s shareholders called for that purpose), whereas the Previous Bylaws provided explicitly that a director may be removed at a meeting of the shareholders of the Company called expressly for that purpose, and only by a vote of the holders of a majority of the shares then entitled to vote in the election of directors if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director;

•

Section 3.4 of the Amended Bylaws provides that vacancies may be filled only in the manner provided in the Articles of Incorporation (which provide that vacancies may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum), whereas the previous Bylaws provided explicitly that vacancies on the Board may be filled by the stockholders, by the affirmative vote of a majority of the remaining directors even if less than a quorum or by a sole remaining director;

•

Section 4.1 of the Amended Bylaws allows the Board to designate committees having all the powers and authorities of the Board in the management of the business and affairs of the Company, whereas the Previous Bylaws provided that no committee of the Board shall have the authority to: (1) authorize distributions, except within limits provided by the Board; (2) approve or propose to shareholders actions required by the Nevada Revised Statutes, as amended (the “NRS”), to be approved by the shareholders; (3) fill vacancies on the Board or any committee thereof; (4) adopt, amend, or repeal the Company’s Bylaws; (5) amend the Company’s Certificate of Incorporation; (6) approve a plan of merger not requiring shareholder approval; or (7) authorize or approve reacquisition of shares, except within limits prescribed by the Board of Directors;

Officers

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Sections 6.7, 6.9 and 6.10 of the Amended Bylaws provide for the positions of Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of the Company, and describe the duties and powers of such officers, whereas the Previous Bylaws did not specifically provide for such officers;

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Section 6.14 of the Amended Bylaws provides that if the Board requires the Treasurer of the Company to give the Company a bond for the faithful performance of his or her duties, such bond must be given by the Treasurer and renewed every six years, whereas the Previous Bylaws did not require such bond to be renewed (if required by the Board);

Acquisition of Controlling Interest/Interested Party Transactions

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Article VIII of the Amended Bylaws provide that a transaction between the Company and an interested person is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the Board or the shareholders of the Company and the transaction is approved by the Board or shareholders in good faith without counting the votes of the interested person; (2) the common interest between the Company and the interested person is known to the shareholders, and they approve or ratify the transaction in good faith by a majority vote; (3) the common interest is not known to the director or officer at the time the transaction is brought before the Board; or (4) the transaction is fair to the corporation at the time it is authorized or approved; whereas the Previous Bylaws contain no such provision. However, the Articles of Incorporation of the Company contain a provision that is substantially similar to the referenced provision of the Amended Bylaws;

•

Section 9.6 of the Amended Bylaws provides that the provisions of NRS 78.378 through 78.3793, inclusive, regarding the acquisition of a controlling interest, shall not apply to the Company, whereas the Previous Bylaws did not provide for any such election and, accordingly, these provisions previously applied to the Company;

Indemnification

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Section 11.1 of the Amended Bylaws provides for mandatory indemnification of the Company’s present or former directors, and permissive indemnification of the Company’s present or former officers, employees or agents, whereas the Previous Bylaws provided for mandatory indemnification of present or former directors and officers and permissive indemnification of present or former employees or agents;

•

Section 11.1 of the Amended Bylaws provides that, as set forth in the NRS, a determination as to whether or not a present or former director, officer, employee or agent of the Company is entitled to indemnification shall be made by (1) the shareholders of the Company; (2) the Board by a majority vote of a quorum of disinterested directors; (3) if a majority vote of a quorum of disinterested directors so orders, by independent legal counsel in a written opinion; and (4) if a quorum of disinterested directors cannot be obtained, by independent legal counsel in a written opinion, whereas the Previous Bylaws only explicitly provided for determinations on indemnification to be made by the Board;

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Section 11.2 of the Amended Bylaws describes the procedures for the selection of an independent counsel if one is required to be selected pursuant to Section 11.1, whereas the Previous Bylaws did not contemplate the selection of an independent legal counsel to make determinations on indemnification;

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Section 11.3 of the Amended Bylaws provides that if a determination on indemnification has not been made within 90 days after receipt by the Company of the request for indemnification, the requisite determination of entitlement to indemnification shall be deemed to have been made, and the individual in question will be entitled to indemnification absent (1) a misstatement or omission of a material fact necessary to make such individual’s statements made in connection with such individual’s request for indemnification materially misleading, or (2) a final judicial determination that indemnification is prohibited under applicable law; whereas the Previous Bylaws provided that if an indemnification claim was not paid in full by the corporation within 60 days after receipt by the Company of a written claim for indemnification (except in the case of a claim for the advancement of expenses, in which case the applicable period shall be 20 days) the individual in question may bring suit against the Company to enforce such individual’s right to indemnification;

•

Section 11.3 of the Amended Bylaws provides that an individual will be deemed to have acted in good faith and in or not opposed to the best interests of the Company if such individual’s action is based on the records or books of the Company, or on information supplied to such individual by the directors, officers or legal counsel of the Company, or on information or records given or reports made by an independent certified public accountant or other expert, whereas the Previous Bylaws did not contain such a provision; and

•

Section 11.4 of the Amended Bylaws provides that in any proceeding commenced by an individual seeking indemnification, the Company is precluded from asserting that the procedures and presumptions of Article XI are not valid, binding and enforceable and must stipulate that the Company is bound by all the provisions of Article XI, whereas the Previous Bylaws did not contain such a provision.

Upon the consummation of the Migratory Merger (as defined in the Other Form 8-K), the surviving entity in the Migratory Merger will be governed by the bylaws of that entity (the “Migratory Merger Bylaws”). Accordingly, the Amended Bylaws will be in place only until the consummation of the Migratory Merger, which is expected to occur on or about August 26, 2011.

The Migratory Merger Bylaws are substantially identical to the Amended Bylaws, except that the Migratory Merger Bylaws contain changes in terminology based upon, and references to, the applicable laws of Delaware rather than Nevada, and the Migratory Merger Bylaws reflect the following changes from the Amended Bylaws: (1) the Amended Bylaws provide that special meetings of the Company’s shareholders may be called by shareholders owning at least 50% of the Company’s capital stock issued and outstanding and entitled to vote, whereas under the Migratory Merger Bylaws, special meetings must be called in the manner provided in the Certificate of Incorporation of the surviving entity in the Migratory Merger; (2) the Amended Bylaws include a provision regarding how a meeting of shareholders is to be conducted, whereas the Migratory Merger Bylaws do not contain a similar provision; (3) under the Amended Bylaws a written request from a majority of the Board of Directors is required if the Board of Directors wishes to call a special meeting of the Company’s shareholders, and the purpose of the meeting does not need to be set forth in the notice of such meeting, whereas under the Migratory Merger Bylaws a special meeting may be called by only two directors and the notice of such meeting must state the purpose of such meeting; (4) the Amended Bylaws provide for the payment of compensation for service as a director only to directors who are not employees of the Company, whereas the Migratory Merger Bylaws provide for the payment of compensation for such service to any director; (5) the Amended Bylaws provide that any committee of the Board of Directors, to the extent provided by a resolution of the Board of Directors, may exercise all of the powers of the Board of Directors, whereas the powers of committees of the Board of Directors are limited under the Migratory Merger Bylaws as required by Delaware law; (6) the Amended Bylaws provide that a transaction between the Company and an interested person is not void or voidable solely for that reason, if the fact of that interested person’s relationship or interest to the transaction is not known to the interested person at the time such transaction is brought before the Board of Directors, whereas the Migratory Merger Bylaws contain no such provision; and (7) the Amended Bylaws contain provisions regarding indemnification, whereas the Migratory Merger Bylaws contain no such provisions because the indemnification provisions are all set forth in the Certificate of Incorporation of the surviving entity in the Migratory Merger.

A copy of the Amended Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of Power Solutions International, Inc. (f/k/a Format, Inc.) (incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K, dated April 29, 2011, and originally filed on May 5, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Solutions International, Inc.

Date: August 18, 2011	By:	/s/ Thomas J. Somodi
		Name:	Thomas J. Somodi
		Title:	Chief Operating Officer and Chief Financial Officer